SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2000



                    La Jolla Fresh Squeezed Coffee Co., Inc.
                  (Exact name of registrant as specified in its
                                    charter)

9060 Activity Road, Suite A, San Diego, California                         92126
(Address of principal executive offices)                              (Zip Code)

                                  858.273.5282
              (Registrant's telephone number, including area code)

                           Sorisole Acquisition Corp.
                         2600 Michelson Drive, Suite 490
                            Irvine, California 92612
          (Former name or former address, if changed since last report)

Delaware                                   000-26897                                       33-0838663
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
incorporation or organization)


                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 9
                      Index to Exhibits specified on Page 8

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") effective February 22, 2000, La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation ("Company"), acquired all the outstanding shares of common stock of Sorisole Acquisition Corp., a Delaware corporation ("Sorisole"), from the shareholders thereof in an exchange for an aggregate of 3,500,000 shares of common stock of the Company (the "Acquisition").

The Acquisition was approved by the unanimous consent of the Company's Board of Directors on February 22, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Prior to the Acquisition, the Company had 20,797,890 shares of common stock issued and outstanding and 24,297,890 shares issued and outstanding following the Acquisition.

Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Sorisole for reporting purposes pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and elects to report pursuant to the Exchange Act effective February 22, 2000.

A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table specifies information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock (giving effect to the exercise of the warrants held by each such person or entity):

                    Name and Address of              Amount and Nature of
Title of Class      Beneficial Owner                 Beneficial Owner                 Percent of Class(1)
----------------    ----------------------------     -----------------------------    -------------------
$.001 Par Value     Cody Ashwell, 1135               2,700,000 shares                        11.11%
Common Stock        Terminal Way, Suite 209,
                    Reno, NV 89502

$.001 Par Value     Big Rock Marketing Inc.,         2,700,000 shares                        11.11%
Common Stock        1135 Terminal Way, Suite
                    209, Reno, NV 89502

$.001 Par Value     Cape Mckinnon Inc., 154B         1,890,000 shares                         7.78%
Common Stock        18th Avenue, San
                    Francisco, California 94121

$.001 Par Value     Cede & Company(2), P.O.          2,729,676 shares                        11.23%
Common Stock        Box 222, New York,
                    New York 10274

$.001 Par Value     Stephen F. Corey, 9060           4,139,800 shares, Secretary,            17.04%
Common Stock        Activity Road, Suite A,          Director
                    San Diego, California
                    92126

$.001 Par Value     All directors and named                                                  17.04%
Common Stock        executive officers as a group

(1) Based upon 24,297,890 outstanding shares of common stock.

(2) The Company is informed that approximately 2,729,676 shares of the Company's common stock are presently held by Cede & Company, which is the nominee name for the Depository Trust Company ("DTC"), a division of the Bank of New York formed to facilitate securities transactions for major brokers. Generally, only unrestricted securities may be deposited by brokers into the DTC, and Cede & Company is not a beneficial owner of any securities which it holds.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated by Sorisole and the Company. In evaluating the Acquisition, Sorisole evaluated criteria such as the value of the Company's assets, the Company's ability to compete in the market for coffee products, the unique nature of the Company's products, the Company's current and anticipated business operations and the Company's business name and reputation in the coffee industry.

(b) The Company intends to achieve its expansion objectives by growth at its existing facilities, use of multiple marketing efforts and establishing its name recognition and consumer familiarity with the Company's products.

Background of the Company. The Company was incorporated in the state of Washington on February 9, 1987 as North West Converters, Inc. On December 31, 1996, the sole director and shareholder discontinued the operations of the Company. On October 31, 1997, our Articles of Incorporation were amended to change the par value of common stock to $.001, and the Company then began operations in the wholesale and retail gourmet and specialty foods and the operation of the retail store, both of which were unsuccessful. On June 2, 1997, we amended our Articles of Incorporation to change our name to North West Farms, Inc. In November 1998, we began the development stage of entering the retail and wholesale specialty coffee market. On June 2, 1999, we amended our Articles of Incorporation to change our name to La Jolla Coffee Co., Inc. and on June 16, 1999 we amended our Articles of Incorporation to change our name to La Jolla Fresh Squeezed Coffee Co., Inc. On June 15, 1999, the Company's Board of Directors ratified the acquisition of the assets of Stephen's Coffee, Inc. and the merger with Stephen's Coffee Holding, Inc. (See "Legal Proceedings")

Our Business. We are a manufacturer and distributor of gourmet cold-brewed coffee liquid extract and gourmet non-alcoholic cold coffee drinks. We believe that our proprietary cold extraction process and delivery system provides the food industry with a convenient gourmet coffee alternative that reduces labor, waste disposal costs and production costs. We believe that our cold-brewed coffee have gourmet tastes that are uncommon in the liquid coffee industry where flavor is often compromised for convenience. Our liquid coffee delivery system eliminates the substantial amount of coffee wasted every year by traditional coffee delivery systems that pre-brew coffee, often making the coffee burnt, or bitter.

OUR PRODUCTS AND SERVICES

Javalixir. Javalixir, which was developed for the food service and hospitality industry, is our pure coffee concentrate. We target major food service providers, such as Denny's and Coco's restaurants, hospitality chains such as Sheraton and Marriott hotels with a complete program that offers economical complete solutions for high volume customers.

JavaNectar. JavaNectar is our premium cold coffee beverage served over ice or through granita "slushy" machines widely used in convenience store applications. We believe that JavaNectar will be competitive with our competitor's cold coffee beverages, which are derived from powder bases. The initial target market is convenience stores in the southwest.

Retail Javalixir Coffee Concentrate. The Retail Javalixir Coffee Concentrate is packaged as 5 ounce and 12 ounce bottled concentrate. We anticipate that the product will be offered to individuals by upscale gourmet grocery chains and by our Internet retail site LaJollaCoffee.com.

Flavorants. Our Flavorant products are coffee extracts that can be utilized as an ingredient in the manufacture of beverages and other food products such as ice cream. We believe that our products' purity level will provide a competitive advantage in the coffee extract market. We plan to position the flavorant product as a premium level ingredients.

Future Products. The Bottled Javanectar is a 10 ounce cold coffee drink, similar to Starbuck's Frappuccino beverage which has successfully been sold in every region of the country. We believe that the Bottled Javanectar offers a higher quality, better tasting beverage at a comparable price. Starbucks manufacturing process involves a "full retort" to insure adequate pasteurization, the beverage is heated to approximately 280 degrees Fahrenheit for a minimum of two hours. We believe that this process destroys much of the coffee flavors, thereby leaving the consumer's pallet with a relatively bland flavor note. We process our bottled beverage using a less invasive process approved by the Food and Drug Administration, which we believe leaves the majority of the coffee flavor intact. We anticipate that we will begin shipping our bottled Javanectar in April to May 2000. The shelf life of this product is estimated at 6 months, allowing us to market the product through national distribution channels. Our target markets include supermarkets, upscale gourmet markets and convenience stores.

Our Marketing Strategy. Our marketing strategy is to be positioned as the new and improved entry in the liquid coffee market offering higher quality at competitive pricing. In the coffee concentrates market, we target private label customers with high volume consumption and ease in packing for these customers. We position our concentrates as a significantly higher quality product at a nominally higher price. In the cold flavored concentrate market, we pursue nationally branded product strategy with cold flavored coffee in markets wherein its supplies products to full service distributors. We will supply these products in 2.5-gallon bag-in-box (BIB) aseptically filled containers.

Our goal is to gain significant market share in San Diego and then expand into Southern California. We believe that this approach is desirable because it significantly lowers shipping costs and increases margins by eliminating distributors and brokers. San Diego is a highly populated city with large food service and industrial service due to military, tourism, and several universities. We are targeting our competitors' liquid coffee customers, because these customers are educated to the benefits of liquid coffee. We believe that our products provide these customers with a superior gourmet tasting liquid extract alternative.

Competition. The specialty coffee market is highly competitive. Many of our competitors have greater marketing and financial resources and brand name recognition combined with larger customer base and distribution channels. We compete with a number of liquid Coffee manufacturers including: Dowe Egbert, Amelia Bay, Victory House, Beverage House Inc., Lykes Pascow, Cool Brew, Nestle, Toddy, Sivetz, Filtron, and Flavor Brands. Dowe Egbert is the leader in the coffee concentrates market offering products that are economical and easy to use. We believe that our products have a gourmet coffee taste by using the cold brewing process and formulating lower levels of coffee concentrates and that our products are priced competitively. Our main competition for the cold coffee beverage is Starbuck's Frappaccino, which is the market leader in brand name recognition, distribution channels and strong financial resources.

Our Facilities. At this time, the Company occupies office space located at 9060 Activity Road, Suite A, San Diego, California 92126.

Employees. We currently have seven (7) full time employees.

Market for the Company's Securities. The Company participates in the OTC Bulletin Board, an electronic quotation medium for securities traded outside of the Nasdaq Stock Market, under the trading symbol "LJCC". The Nasdaq Stock
Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. The Company was required to become a reporting company by the close of business on February 24, 2000. The Company acquired all the outstanding shares of Sorisole Acquisition Corp. to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

MANAGEMENT

Executive Officers and Directors. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives; however, no assurance can be given that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, there can be no assurance that we will be able to continue to do so. All officers and directors of the Company will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

================================================================================
Name                        Age     Position
--------------------------------------------------------------------------------
Kurt B. Toneys              44      President, Chief Executive Officer, Director
--------------------------------------------------------------------------------
Stephen F. Corey            44      Secretary, Vice President, Director
================================================================================

Kurt B. Toneys is the President, Chief Executive Officer and a director of the Company since 1998. From 1996 through 1998, Mr. Toneys was the President of Polar Pacific, Inc., a California-based global distributor of refrigerants and reclamation technologies. From 1993 to 1996, Mr. Toneys was a partner in Charles duPont & Co., a private investment-banking firm. He received his Bachelor of Science in business administration with emphasis in Finance and Entrepreneurship from the University of Southern California.

Stephen F. Corey is the Secretary, Vice President of Product Development and a director of the Company. Mr. Corey has performed over five continuous years of intense scientific research on coffee and coffee processing systems in the following areas: coffee history, molecular structure of coffee, extraction processes, new technology of concentration & extraction, blend creation, product receptivity, and statistical analysis. Mr. Corey is directly responsible for developing the various coffee lines used by the Company as well as overseeing its manufacturing process and research and development for all future products. Mr. Corey studied science, chemistry, physics and empirical background in engineering while attending three years of college in Davos, Switzerland and one year at the College of Idaho. Mr. Corey holds technical degrees in Aviation and Airway Sciences.

All directors hold office until the next annual meeting of the shareholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security, or temporarily or permanently restraining any of the officers or directors of the Company from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are the officers or directors of any affiliate of the officers and directors so enjoined or entity so enjoined.

Employment Contracts. The Company has entered into employment contract with Stephen F. Corey and anticipates that it will enter into an employment contract with Kurt B. Toneys.

Legal Proceedings. The Company is not aware of any pending litigation nor does it have any reason to believe that any such litigation exists, except as follows:

In or about November 1999, Michael Gilbert, a former director of the Stephen's Coffee, Inc. and Stephen's Coffee Holding, Inc. and current shareholder of the Company, filed an action in the United States District Court, Central District of California, alleging that the transfer of the assets of Stephen's Coffee, Inc. to the Company was fraudulent and seeking declaratory relief to unwind the transaction. In November 1998, the Company believed it had settled this matter by the payment of $15,000.00 (U.S. Dollars), the issuance of 150,000 shares and the resignation of Mr. Gilbert as a director of Stephen's Coffee, Inc. and Stephen's Coffee Holding, Inc. The Company believes that the claim is without merit and intends to vigorously defend it.

In or about November 1999, Thomas Reed, a current shareholder of the Company, filed an action in the Los Angeles Superior Court, alleging similar claims as those of Michael Gilbert, specifically that the transfer of the assets of Stephen's Coffee, Inc. to the Company was fraudulent and seeking declaratory relief to unwind the transaction. The Company believes that the claim is without merit and intends to vigorously defend it.

RISK FACTORS

We Have Not Been Audited By Independent Certified Public Accountants. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

We Have a Very Limited Operating History. We have a very limited operating history upon which an evaluation of our prospects can be made. Our prospects must be considered speculative considering the risks, expenses and difficulties frequently encountered in the establishment of a new business, specifically the risk inherent in the development of specialty coffee products. There can be no assurance that unanticipated problems will not occur which would result in material delays in future product commercialization or that our efforts will result in successful product and service commercialization. There can be no assurance that we will be able to achieve profitable operations.

We  Depend  on Name  Recognition.  Our  strategy  for  growth  is  substantially dependent upon our ability to market and promote our coffee products successfully. Other companies, including those with substantially greater financial, marketing and sales resources, compete with us, and have the advantage of marketing products with existing production and distribution facilities. There can be no assurance that we will be able to market and promote our products on acceptable terms, or at all. Failure to market our products successfully could have a material adverse effect on our business, financial condition or results of operations.

We Are in a Very Competitive Industry. Competition to provide specialty coffee products is intense and we expect the competition to increase. We will compete directly with other companies and businesses that have developed and are in the process of developing products which will be competitive with the products developed and offered by us. There can be no assurance that other products which are functionally equivalent or similar to our products have not been developed or are not in development. We expect that there are companies or businesses which may have developed or are developing such products as well as other companies and businesses which have the expertise which would encourage them to develop and market products directly competitive with those developed and marketed by us. To the extent that customers exhibit loyalty to the supplier that first supplies them with a particular product, our competitors may have an advantage over us with respect to products first developed by such competitors. As a result of their size and breadth of their service offerings, certain of these competitors have been and will be able to establish managed accounts by which they seek to gain a disproportionate share of users for their products. Such managed accounts present significant competitive barriers to us. It is anticipated that we will benefit from its participation in niche markets which, as they expand, may attract the attention of our competitors.

We May Rely on Third-Parties. We may become dependent upon various third parties for one or more significant products or services required for our business, which products or services will be provided to us pursuant to agreements with such providers. Inasmuch as the capacity for certain products or services by certain third parties may be limited, our inability, for economic or other reasons, to continue to receive products or services from existing providers, or to obtain similar products or services from additional providers, could have a material adverse effect on us.

We Depend on Management. We are dependent on the efforts and abilities of our senior management. The loss of various members of that management could have a material adverse effect on our business and prospects. The members of our Board of Directors believe that all commercially reasonable efforts have been made to minimize the risks attendant with the departure by key personnel from the service of us. There is no assurance, however, that upon the departure of key personnel from our service, replacement personnel will cause us to operate profitably.

Penny Stock Regulation. The Commission has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Commission, which (i) contained a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (ii) contained a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of Securities' laws; (iii) contained a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and significance of the spread between the "bid" and "ask" price; (iv) contains a toll-free telephone number for inquiries on disciplinary actions; (v) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (vi) contains such other information and is in such form (including language, type, size and format), as the Commission shall require by rule or regulation. The broker-dealer also must provide, prior to effecting any transaction in penny stock, the customer (i) with bid and offer quotations for the penny stock; (ii) the compensation of the broker-dealer and its salesperson in the transaction; (iii) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (iv) month account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If any of the Company's securities become subject to the penny stock rules, holders of those securities may have difficulty selling those securities.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Successor Issuer Election. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Sorisole Acquisition Corp. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective February 22, 2000.


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


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Danilo Cacciamatta resigned as an officer and director of Sorisole effective upon completion of the Acquisition.

ITEM 7. FINANCIAL STATEMENTS

No financials are filed herewith. The Registrant is required to file financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

Index to Exhibits

2.1 Stock Acquisition and Reorganization Agreement by and among La Jolla Fresh Squeezed Coffee Co., Inc. and Sorisole Acquisition Corp., dated February 22, 2000.

*3.1 Articles of Incorporation of La Jolla Fresh Squeezed Coffee Co., Inc., as amended.

*3.2   By-Laws of La Jolla Fresh Squeezed Coffee Co., Inc.

*17.1  Resignation Letter of Danilo Cacciamatta

*27.1. Financial Data Schedule.

----------
*To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                        La Jolla Fresh Squeezed Coffee Co., Inc.


DATED:  February 22, 2000               By:  /s/ Kurt B. Toneys
                                             -----------------------------------
                                             Kurt B. Toneys, President

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